                                                                    EXHIBIT 21.1

                             J.P. MORGAN CHASE & CO.


                              LIST OF SUBSIDIARIES


JPMorgan Chase has the following subsidiaries:

                                                                                                                Percentage of voting
                                                                                            Organized under      securities owned by
Name                                                                                         the laws of           immediate parent
------------------------------------------------------------------------------------------------------------------------------------
Bridge Acquisition Holdings, Inc.                                                              Delaware                100.00
        - Hambrecht & Quist Group                                                              Delaware                100.00
              - Hambrecht & Quist California                                                  California               100.00
Brown & Company Securities Corporation                                                      Massachusettes             100.00
Capital Markets Transactions, Inc.                                                             Delaware                100.00
CCC Holding Inc.                                                                               Delaware                100.00
Chase Business Credit Corp.                                                                    Delaware                100.00
Chase Capital I                                                                                Delaware                100.00
Chase Capital II                                                                               Delaware                100.00
Chase Capital III                                                                              Delaware                100.00
Chase Capital IV                                                                               Delaware                100.00
Chase Capital V                                                                                Delaware                100.00
Chase Capital VI                                                                               Delaware                100.00
Chase Capital VII                                                                              Delaware                100.00
Chase Capital VIII                                                                             Delaware                100.00
Chase Cardholder Services, Inc.                                                                Delaware                100.00
Chase Equity Holdings, Inc.                                                                    Delaware                100.00
        - CBD Holdings, Ltd.                                                                   Delaware                100.00
              - Great Lakes Insurance Company                                                  Delaware                100.00
              - Sun States Life Insurance Company                                              Delaware                100.00
              - Western Hemisphere Life Insurance Company                                      Delaware                100.00
        - CMC Holding (Delaware) Inc.                                                          Delaware                100.00
              - A.S. Holding Corporation                                                       Delaware                100.00
              - Chase Manhattan Bank U.S.A., National Association                           United States              100.00
                       - Chase BankCard Services, Inc.                                         Delaware                100.00
                       - Chase Data Services Corporation                                       Delaware                100.00
                       - Chase Insurance Agency, Inc.                                          Delaware                100.00
                       - Chase Global Funds Services Company                                Massachusetts              100.00
                       - Margaretten Financial Corporation                                     Delaware                100.00
                               - Chase Manhattan Mortgage Corporation                         New Jersey               100.00
              - Chase Manhattan Trust Company, National Association                         United States              100.00
        - Chase Bank of Texas - San Angelo, N.A.                                            United States              100.00
        - Texas Commerce Operating Services, Inc.                                              Delaware                100.00
Chase Equities Limited                                                                      United Kingdom             100.00
Chase Fleming Asset Management Inc.                                                            Delaware                100.00
        - Chase Fleming Asset Management (Asia) Inc.                                           Delaware                100.00
        - Robert Fleming Holdings Limited                                                      England                 100.00
              - Jardine Fleming Group Limited                                                  Bermuda                 100.00
              - Save & Prosper Group Limited                                                   England                  86.93
Chase Futures & Options, Inc.                                                                  Delaware                100.00
Chase Holding Delaware Inc.                                                                    Delaware                100.00
        - Chase Manhattan Bank and Trust Company, National Association                      United States              100.00
        - Chase Manhattan Private Bank, N.A.                                                United States              100.00
Chase Home Mortgage Corporation of the Southeast                                               Florida                 100.00
Chase Manhattan Realty Leasing Corporation                                                     New York                100.00
Chase Securities Inc.                                                                          Delaware                100.00
Chatham Ventures, Inc.                                                                         New York                100.00
        - J.P. Morgan Partners (SBIC), LLC                                                    California                80.00
Chemical Investments, Inc.                                                                     Delaware                100.00


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
                                                                                                                Percentage of voting
                                                                                            Organized under      securities owned by
Name                                                                                         the laws of           immediate parent
------------------------------------------------------------------------------------------------------------------------------------
Chemical New York, N.V.                                                                  Netherlands Antilles          100.00
Clintstone Properties Inc.                                                                     New York                100.00
CMRCC, Inc.                                                                                    New York                100.00
Corsair, Inc.                                                                                  Delaware                100.00
Hatherly Insurance Ltd.                                                                        Bermuda                 100.00
JPM Capital Trust I                                                                            Delaware                100.00
JPM Capital Trust II                                                                           Delaware                100.00
JPMP Capital Corp.                                                                             Delaware                100.00
J.P. Morgan Capital Corporation                                                                Delaware                100.00
        - J.P. Morgan Capital Bahamas Limited                                                  Bahamas                 100.00
        - J.P. Morgan Capital Emerging Markets K Corporation                                   Delaware                100.00
        - J.P. Morgan Capital, L.P.                                                            Delaware                100.00
        - J.P. Morgan Capital Nassau Limited                                                   Bahamas                 100.00
        - J.P. Morgan Investment Corporation                                                   Delaware                100.00
        - J.P. Morgan International Capital Corporation                                        Delaware                100.00
              - J.P. Morgan Capital Asia Assets Ltd.                                          Mauritius                100.00
              - J.P. Morgan Capital Asia Investments Ltd.                                     Mauritius                100.00
        - J.P. Morgan Partnership Capital Corporation                                          Delaware                100.00
              - J.P. Morgan Energy Partnership Corporation                                     Delaware                100.00
              - J.P. Morgan Hotel Partnership Corporation                                      Delaware                100.00
              - J.P. Morgan News Partnership Corporation                                       Delaware                100.00
              - The Peabody Fund Consultants, Inc.                                             Delaware                100.00
              - J.P. Morgan Whitney Partnership Corporation                                    Delaware                100.00
              - JPM Pork Partnership Corporation                                            Cayman Islands             100.00
              - J.P. Morgan Partnership Investment Corporation                                 Delaware                100.00
              - J.P. Morgan Real Estate Partnership Corporation                                Delaware                100.00
J.P. Morgan Financial Investments Limited                                                   United Kingdom             100.00
J.P. Morgan Services Inc.                                                                      Delaware                100.00
J.P. Morgan Pine Street Corporation                                                            Delaware                100.00
J.P. Morgan Trading and Finance                                                             United Kingdom             100.00
J.P. Morgan International Holdings Corp.                                                       Delaware                100.00
        - JPMAC Holdings Inc.                                                                  Delaware                100.00
              - American Century Companies                                                     Missouri                 45.00(1)
        - Morgan Trust Company of The Bahamas Limited                                          Bahamas                 100.00
        - Morgan Trust Company of the Cayman Islands Ltd.                                   Cayman Islands             100.00
        - Morgan Trust Company of New Zealand                                                New Zealand               100.00
        - J.P. Morgan Trust Company of Delaware                                                Delaware                100.00
J.P. Morgan Community Development Corporation                                                  Delaware                100.00
J.P. Morgan Financial Investments Limited                                                   United Kingdom             100.00
J.P. Morgan Florida Holdings Corp.                                                             Delaware                 50.00(2)
        - J.P. Morgan FSB                                                                      Florida                 100.00
J.P. Morgan Futures Inc.                                                                       Delaware                100.00
        - J.P. Morgan Futures Hong Kong Limited                                               Hong Kong                100.00
J.P. Morgan GT Corporation                                                                     Delaware                100.00
J.P. Morgan Index Funding Company I                                                            Delaware                 99.00(3)
J.P. Morgan Funding Corp.                                                                   United Kingdom             100.00
        - J.P. Morgan Life Assurance Limited                                                United Kingdom             100.00
J.P. Morgan Investment Management Inc.                                                         Delaware                100.00
        - J.P. Morgan Investment Management Limited                                         United Kingdom             100.00
J.P. Morgan Leasefunding Corp.                                                                 Delaware                100.00
J.P. Morgan Private Investments Inc.                                                           Delaware                100.00
J.P. Morgan Private Investments International Inc.                                          Cayman Islands             100.00
J.P. Morgan Securities Holdings Inc.                                                           Delaware                100.00
        - J.P. Morgan Securities Inc.                                                          Delaware                100.00


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
                                                                                                                Percentage of voting
                                                                                            Organized under      securities owned by
Name                                                                                         the laws of           immediate parent
------------------------------------------------------------------------------------------------------------------------------------
        - J.P. Morgan Commercial Mortgage Finance Corp.                                        Delaware                100.00
        - J.P. Morgan Commercial Mortgage Investment Corp.                                     Delaware                100.00
        - J.P. Morgan Structured Finance Corp.                                                 Delaware                100.00
        - J.P. Morgan Structured Obligations Corporation                                       Delaware                100.00
        - J.P. Morgan Advisors Inc.                                                            Delaware                100.00
              - J.P. Morgan Advisory Services Inc.                                             Delaware                100.00
J.P. Morgan Ventures Corporation                                                               Delaware                100.00
        - J.P. Morgan Ventures Energy Corporation                                              Delaware                100.00
        - DNT Asset Trust                                                                      Delaware                100.00
              - Ventures Business Trust                                                        Maryland                100.00

Morgan Guaranty Trust Company of New York                                                      New York                100.00
        - Cedar Hill International Corp.                                                       Delaware                100.00
        - J.P. Morgan Interfunding Corp.                                                       Delaware                100.00
        - J.P. Morgan V.E. 92 Ltd.                                                             New York                100.00
        - Morprop Incorporated                                                                 Delaware                100.00
        - Ship Holding Corp.                                                                   New York                100.00
        - Whitkath Inc.                                                                        New York                100.00
        - Morgan Guaranty International Finance Corporation                                 United States              100.00
              - J.P. Morgan Argentina Sociedad de Bolsa S.A.                                  Argentina                100.00
              - J.P. Morgan (Bahamas) Portfolio Co. Ltd.                                       Bahamas                  77.06(4)
              - J.P. Morgan & Cie S.A.                                                          France                 100.00
              - J.P. Morgan Grupo Financiero, S.A. de C.V.                                      Mexico                 100.00
                       - Banco J.P. Morgan, S.A., Institucion de Banca Multiple,
                                J.P. Morgan Grupo Financiero                                    Mexico                 100.00
                       - J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan
                                Grupo Financiero                                                Mexico                 100.00
              - J.P. Morgan Investimentos e Financas Ltda.                                      Brazil                 100.00
                       - JPM Corretora de Cambio, Titulos e Valores Mobiliarios S.A.            Brazil                 100.00
                       - Banco J.P. Morgan, S.A.                                                Brazil                 100.00
              - J.P. Morgan Investment GmbH                                                    Germany                 100.00
              - J.P. Morgan Investor Derivatives Ltd.                                      Channel Islands             100.00
              - J.P. Morgan Malaysia Ltd.                                                      Malaysia                100.00
              - J.P. Morgan Overseas Capital Corporation                                       Delaware                100.00
                       - J.P. Morgan Australia Holdings Limited                               Australia                100.00
                               - J.P. Morgan Australia Pty Limited                            Australia                100.00
                       - J.P. Morgan Canada                                                     Canada                 100.00
                       - J.P. Morgan Securities Canada Inc.                                     Canada                 100.00
                       - J.P. Morgan Espana S.A.                                                Spain                  100.00
                               - J.P. Morgan Sociedad de Valores, S.A.                          Spain                   79.00(5)
                       - J.P. Morgan Holdings (UK) Limited                                  United Kingdom             100.00
                               - J.P. Morgan Securities Ltd.                                United Kingdom             100.00
                       - J.P. Morgan International Bank Limited                             United Kingdom             100.00
                       - J.P. Morgan Whitefriars Inc.                                          Delaware                100.00
                               - J.P. Morgan Whitefriars (U.K.)                             United Kingdom             100.00
              - J.P. Morgan Securities Asia Private Limited                                   Singapore                100.00
              - J.P. Morgan Securities India Private Limited                                    India                  100.00
              - J.P. Morgan Securities South Africa (Proprietary) Limited                    South Africa              100.00
              - J.P. Morgan S.p.A.                                                              Italy                  100.00
              - J.P. Morgan (Suisse) S.A.                                                    Switzerland               100.00
              - J.P. Morgan Trust Bank Ltd.                                                     Japan                   72.16(6)
              - Morgan Guaranty International Bank                                             Delaware                100.00
              - ZAO J.P. Morgan Bank                                                            Russia                  60.08(7)
        - J.P. Morgan Holding Deutschland GmbH                                                 Germany                 100.00
        - J.P. Morgan GmbH                                                                     Germany                 100.00

Offshore Equities, Inc.                                                                        New York                100.00
Special Situations Fund Advisors, Inc.                                                         New York                100.00
Support Development Corporation                                                                Delaware                100.00
The Beacon Group LLC                                                                           New York                 89.00


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
                                                                                                                Percentage of voting
                                                                                            Organized under      securities owned by
Name                                                                                         the laws of           immediate parent
------------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                                                       New York                100.00
        - J.P. Morgan Partners (Bank SBIC Manager), Inc.                                       Delaware                100.00
              - J.P. Morgan Partners (Bank SBIC), LLC                                          Delaware                 80.00
        - Chase Access Services Corporation                                                    Delaware                100.00
        - Chase Alternative Asset Management Inc.                                              New York                100.00
        - Chase Asset Management, Inc.                                                         Delaware                100.00
        - Chase Bank International                                                          United States              100.00
        - Chase Community Development, Inc.                                                    Delaware                100.00
        - Chase Education Holdings, Inc.                                                       Delaware                100.00
        - Chase Equipment Leasing Inc.                                                         New York                100.00
        - Chase Funding Corporation                                                            New York                100.00
        - Chase Investment Services Corp.                                                      Delaware                100.00
        - Chase Manhattan Automotive Finance Corporation                                       Delaware                100.00
        - Chase Manhattan Capital Corporation                                                  New York                100.00
              - J.P. Morgan Partners Global 2001 SBIC, LLC                                     Delaware                 80.00
        - Chase Manhattan International Inc.                                                United States              100.00
              - Chase Manhattan International Finance Ltd.                                  United States              100.00
                       - Banco Chase Manhattan, S.A.                                            Brazil                 100.00
                       - Chase Manhattan S.A. Distribuidora de Titulos e
                               Valores Mobiliarios                                              Brazil                 100.00
                               - Chase Manhattan Leasing S.A. - Arrendamento Mercantil          Brazil                 100.00
                               - Chase Bank & Trust Company (C.I.) Limited                 Channel Islands             100.00
                       - Chase Japan Ltd.                                                      Delaware                100.00
                       - Chase Manhattan Asia Limited                                         Hong Kong                100.00
                       - Chase Manhattan Bank (M) Berhad                                       Malaysia                100.00
                       - Chase Manhattan Bank A.G.                                             Germany                 100.00
                       - Chase Manhattan Bank CMB, S.A.                                         Spain                  100.00
                       - Chase Manhattan Bank France                                            France                 100.00
                       - Chase Manhattan Bank International                                     Russia                 100.00
                       - Chase Manhattan Bank Luxembourg, S.A.                                Luxembourg               100.00
                       - Chase Manhattan Bank Mexico, S.A.                                      Mexico                 100.00
                       - Chase Manhattan Bank Venezuela, C.A.                                 Venezuela                100.00
                       - Chase Manhattan Holdings Limitada                                      Brazil                 100.00
                       - Chase Manhattan Inter-Invest (Holdings) Limited                    United Kingdom             100.00
                       - Chase Manhattan Leasing GmbH                                          Germany                 100.00
                       - Chase Manhattan Menkul Degerler A.S.                                   Turkey                 100.00
                       - Chase Manhattan (SEA) Limited                                        Singapore                100.00
                       - Chase Manhattan Securities (C.I.) Limited                         Channel Islands             100.00
                               - Chase International (Jersey) Limited                      Channel Islands             100.00
                       - Chase Manhattan Trust Cayman Ltd.                                  Cayman Islands             100.00
                       - Jardine Fleming Bank Ltd.                                         Hong Kong Island            100.00
                       - Jardine Fleming International Holdings Limited                     Cayman Islands             100.00
                       - Robert Fleming Equity Bermuda Limited                                 Bermuda                 100.00
                       - Chase Capital Holdings Ltd.                                        United Kingdom             100.00
                       - Chase Manhattan (U.K.) Holdings Limited                            United Kingdom             100.00
                               - Chase Asset Management (London) Limited                    United Kingdom             100.00
                               - Chase EU Holdings Limited                                  United Kingdom             100.00
                                        - Robert Fleming & Co. Limited                         England                 100.00
                                                - Crosby Sterling Holdings Limited             England                 100.00
                                                - Fleming Isle of Man                        Isle of Man               100.00
                                                - Fleming Jersey Limited                   Channel Islands             100.00
                                                - Robert Fleming Capital Limited           Channel Islands             100.00
                               - Robert Fleming Equity Derivatives Limited                 Channel Islands             100.00
                               - Chase Investments (1998) Limited                          Channel Islands             100.00
                               - Chase Manhattan International Ltd.                         United Kingdom             100.00
                               - J.P. Morgan plc                                            United Kingdom             100.00
                                        - Crosby Sterling Limited                              England                 100.00
                       - Chase Securities Japan Limited                                     Cayman Islands              50.00
                       - Chase South East Asia Funding Pte. Ltd.                              Singapore                100.00
                       - Chase Trust Bank                                                       Japan                  100.00



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
                                                                                                                Percentage of voting
                                                                                            Organized under      securities owned by
Name                                                                                         the laws of           immediate parent
------------------------------------------------------------------------------------------------------------------------------------
                       - CMBAL Limited                                                        Australia                100.00
                               - Chase Manhattan New Zealand Limited                          Australia                100.00
                               - Chase Securities Australia Limited                           Australia                100.00
                               - Jardine Fleming Ord Minnett Pty Limited                      Australia                100.00
                       - Inversiones Asesorias Chase Manhattan Limitada                         Chile                  100.00
                       - Norchem Holdings e Negocios, S.A.                                      Brazil                  49.00
                       - Norchem Leasing S.A. Arrendamento Mercantil                            Brazil                  50.00
                       - The Chase Manhattan Bank of Canada                                     Canada                 100.00
                       - The Chase Manhattan Private Bank &
                                Trust Company (Bahamas) Limited                                Bahamas                 100.00
                       - The Chase Manhattan Private Bank (Switzerland)                      Switzerland               100.00
              - Chase Merchant Ventures, Inc.                                                  Delaware                100.00
              - Chase Merchant Services LLC                                                    Delaware                 50.00
              - Chase Mortgage Company                                                           Ohio                  100.00
              - Chase Preferred Capital Corporation                                            Delaware                100.00
              - Chem Network Processing Services, Inc.                                        New Jersey               100.00
              - CSL Leasing Inc.                                                               Delaware                100.00
              - Gemini Holding, LLC                                                            Delaware                100.00
                       - Libra Funding, LLC                                                    Delaware                100.00
              - Manufacturers Hanover Leasing International Corp.                              Delaware                100.00
                       - Chase Leasing of Texas, Inc.                                          Delaware                100.00
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

(1) JPMAC Holdings Inc. has a 45% non-voting ownership interest and an 8.7% voting interest.
(2) J.P. Morgan International Holdings Corp. has a 50% non-voting ownership interest.
(3)  J.P. Morgan Ventures Corporation has a 1% ownership interest.
(4) J.P. Morgan (Suisse) S.A. has a 14.94% ownership interest; J.P. Morgan & Cie S.A. has an 8% ownership interest.
(5) J.P. Morgan & Cie S.A. has a 19% ownership interest; J.P. Morgan Securities Ltd. has a 2% ownership interest.
(6)  J.P. Morgan & Cie S.A. has a 27.84% ownership interest.
(7)  J.P. Morgan Securities Ltd. has a 39.92% ownership interest.




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